COLUMBIA INTERNATIONAL STOCK FUND

                                  (THE "FUND")
                                 CLASS Z SHARES

                          SUPPLEMENT TO THE PROSPECTUS


1. Effective February 15, 2003, a redemption fee of 2% of redemption proceeds will be imposed on redemptions (including redemptions by exchange) of Class Z shares of the Fund that were owned for 60 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover the costs of short-term investments to the Fund and its long-term shareholders. The redemption fee will not apply to (i) shares purchased through reinvestment of dividends and distributions or (ii) shares redeemed by exchange into another fund distributed by Liberty Funds Distributor, Inc. that has a redemption fee. The redemption fee will be applied assuming that shares held the longest are redeemed first. Shares purchased prior to February 15, 2003 are not subject to the redemption fee.

2. The following risk disclosure is added under the heading "Principal Investment Risks":

MARKET TIMERS. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's NAV on the next pricing day. Market timing activity may be disruptive to fund management, and negatively impact the investment returns of longer-term shareholders, since a market timer's profits are effectively paid directly out of the Fund's assets. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.

                                                                 January 3, 2003